Van Kampen Equity and Income Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2005 - June 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Daimle  5/10/    -     $99.99 $2,000,  11,300    0.57%  0.47%    Banc   Deutsc
   r      05                  000,000   ,000                      of      he
Chrysl                                                          Americ   Bank
  er                                                              a
 Auto                                                           Securi
 Trust                                                           ties
2005-B                                                           LLC,
  A3                                                             ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties

                                                                JPMorg
                                                                 an,
Nissan  5/23/    -     $99.99 $1,425,  17,400    1.22%  0.72%   Merril  JPMorg
 Auto     05                  028,000   ,000                      l       an
Receiv                                                          Lynch
 ables                                                          & Co.,
 Owner                                                           ABN
2005-B                                                           AMRO
  A3                                                            Incorp
                                                                orated
                                                                  ,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                y, SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                g, The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.